Virtual KBW Community Bank  Investor Conference July 28 ‐ 30, 2020

Page Executive Team ……….………….…….……….…..…. 3 Who We Are ………………..………………….........… 4 Strategic Priorities .…………….......................... 10 COVID‐19 Update ……………….…………………….. 14 Earnings Capacity .……………............................ 19 Credit Quality ……………………………………......…. 25 Capital Management ……………………………...… 33 Financial Highlights …………………………….....…. 39 Why Washington Trust …………....................... 53 Supplemental Information ............................ 55 This presentation contains certain statements that may be considered “forward‐looking statements” within the meaning of Section 27A of the Securities Act of 1933, as  amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Actual results, performance or achievements of Washington Trust may differ materially from  those discussed in these forward‐looking statements, as a result of, among other factors, the factors described under the caption “Risk Factors” in Item 1A of our Annual  Report on Form 10‐K for the fiscal year ended December 31, 2019, as filed with the Securities and Exchange Commission and updated by our Quarterly Reports on Form 10‐Q.  You should carefully review all of these factors, and you should be aware that there may be other factors that could cause these differences. These forward‐looking  statements were based on information, plans and estimates at the date of this presentation, and Washington Trust assumes no obligation to update forward‐looking  statements to reflect changes in underlying assumptions or factors, new information, future events or other changes.

Ned Handy Chairman & Chief Executive Officer Mark Gim President and Chief Operating Officer Ron Ohsberg Senior EVP, Chief Financial Officer and Treasurer Pictured left to right: Mark Gim, Ned Handy, and Ron Ohsberg Investor Information Elizabeth B. Eckel Senior Vice President, Chief Marketing & Corporate Communications Officer 401‐348‐1309, ebeckel@washtrust.com 3

WHO WE ARE 4

• Oldest community bank in the US • High‐performing regional bank • Largest state‐chartered bank in RI o $5.9 B assets o $4.3 B loans o $4.1 B deposits • Diversified financial services company • Premier regional wealth management firm o $6.1 B assets under administration • Market capitalization(1):  $578 M At June 30, 2020 (1) At July 24, 2020 5

• American Banker “Best Banks to Work For” • American Banker “Top‐Performing Mid‐Tier Bank”  5th consecutive year • Bank Director “Bank Performance Score Card”  6th consecutive year • Providence Business News “Best Places to Work”  9th consecutive year • S&P Global “Best‐Performing Community Banks” • Forbes “Best‐In‐State Bank” 2nd consecutive year • New England Banking Choice Awards  1st place for “Overall Quality” and “Community Contribution” 6

Sustainable Commercial  Retail Banking Banking Relevant Scalable Wealth  Management 7

RI, CT & MA CT & MA Bank & Wealth  Management Acquisitions Mortgage Market  2015 Halsey Associates Rhode Island Expansion 2005 Weston Financial 2002 First Financial Organic Branch  2016 Wellesley, MA Expansion 2014 Braintree, MA 2000 Phoenix Investment 1999 PierBank 2019 North Providence 2011 Burlington, MA 2017 Coventry 2011 Glastonbury, CT 2016 Providence 2009 Sharon, MA 2015 Rumford 2014 Johnston 2012 Cranston 2011 East Providence 2009 Warwick 2008 Providence* 2007 Cranston 2003 Warwick * Moved from 180 Washington Street, Providence 8

STRATEGIC PRIORITIES 9

• Enhanced lending activity into adjacent New England states • Reduced dependence on Rhode Island asset generation • Develop greater presence in attractive markets 10

• Expand into markets  dominated by key competitors • Continue organic and  contiguous growth • Leverage key deposit, wealth  and mortgage relationships • Capitalize on brand strength  and service quality reputation 11

• Blend high service solutions with clients’ technology needs • Create seamless client experiences across all channels • Deepen client relationships • Optimize branch delivery • Invest in key technology 12

• Top‐quartile performance • Pristine asset quality • Consistent profitability • Managed risk EPS Technology Efficiency  13

COVID‐19 UPDATE 14

“We implemented our business continuity and pandemic plans and were as  prepared as we could be for COVID‐19 and economic disruption that followed.   Our second quarter performance was a testament to our people and our  unwavering care for our customers.  It also once again demonstrated how our  diversified business model enables us to generate earnings in a challenging  environment.  While we are cautiously optimistic about what lies ahead, we believe  Washington Trust is well positioned—with a strong capital position and ample  sources of liquidity.” ‐ Edward O. Handy,  Chairman & Chief Executive Officer 15

• Reopening status: • Rhode Island and MA are both in Phase 3  • CT is in Phase 2, poised to move to Phase 3 • THE COVID‐19 pandemic response in  Rhode Island, Massachusetts and  Connecticut rank among the best in  the US • Rhode Island officials have received  praise for quick and decisive action to  rein in infections and subsequent  deaths • Gov. Gina M. Raimondo has attributed  this success in managing the pandemic  to the general public’s conscientious  following of the rules Data as of July 24, 2020 Source: The New York Times, U.S. Census Bureau. Counts for Alameda County include cases and deaths from Berkeley and the Grand Princess cruise ship and  counts for Douglas County include cases brought to the state from the Diamond Princess cruise ship. NGM Staff, Paul Buffa. 16

Phase 1 (March 21 –July 5) Phase 2 (July 6 – tbd) Phase 3 (tbd) • Implemented health and safety  • Reopened branches lobbies to  • Lift restrictions for employee  protocols across the company foot traffic with new safety  customer interactions • Limited employees working  onsite; encouraged noncustomer‐ measures in place facing employees to work  remotely • Began gradual transition of  • Prohibited in‐person meetings  employees working remotely to  and business travel  onsite work • Closed branch lobbies to foot  traffic; offered in‐branch  • Permitted in‐person interactions  appointments for special services  allowed with restrictions • Encouraged customer use of  drive‐through, digital and  • Prohibited non‐essential  telephone banking services business travel outside RI, MA,  • Increased use of web and video  conferencing for employee and  and CT client meetings • Provided special compensation  to branch staff and onsite  employees  • Redeployed employees to assist  with PPP lending 17

Paycheck Protection Program (PPP) • One of the top PPP lenders in Rhode Island • 1,748 loans registered with the SBA totaling  $221 million • 21 loans pending for $1.5 million • Working with eligible borrowers on PPP forgiveness Loan Modifications  • Modified 234 commercial accounts and 361 consumer accounts • $674 million total balance modified which represents 16% of total loan portfolio Ongoing Customer Relief • Continue to work one‐on‐one with customers to: • Grant loan deferrals, modifications and extensions • Offer short‐term, interest‐only loan payments on temporary basis • Suspend late charges • Waive fees for early CD & IRA withdrawals and other deposit service charges As of July 17, 2020 18

EARNINGS CAPACITY 19

Proven track record of earnings growth  $4.50 80  $4.00 70  $3.50 60  $3.00 50 ($mils)    $2.50 40  $2.00 income   30 Net  $1.50 20  $1.00  $0.50 10  $‐ 0 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017* 2018 2019 YTD 06/2020 Net income ($mils) YTD 06/30 Net income ($mils) Diluted EPS At December 31st unless otherwise noted * Includes $6.2 million deferred tax asset write‐down resulting from Tax Reform Act 20

Core ROE (1) Core ROA (1) 18.0% 1.8% 15.0% 1.5% 12.0% 1.2% 9.0% 0.9% 6.0% 0.6% 3.0% 0.3% 0.0% 0.0% ROATCE Dividend Yield 25.0% 6.0% 20.0% 5.0% 4.0% 15.0% 3.0% 10.0% 2.0% 5.0% 1.0% 0.0% 0.0% For the three months ended 3/31/2020;  Peers are public banks & thrifts with $3 billion to $10 billion in total assets excluding Puerto Rico; Source: S&P Global Market Intelligence (1) Based on core income defined as “net income after taxes and before extraordinary items, less net income attributable to noncontrolling interest, gain on the  sale of held to maturity and available for sale securities, amortization of intangibles, goodwill and nonrecurring items.” Source: S&P Global Market Intelligence 21

Diversified revenue stream All Other Deposit  6% Fees Fee Income  1% 42% Net Interest  Income 58% Mortgage  Banking 19% Wealth  Management 16% For the six months ended June 30, 2020 22

Better than 96% of peer group (1) Noninterest Income as % of Total Revenue 50% 40% 30% 20% 10% 0% WASH Average peer Median peer (1) Percentile ranking for the three months ended March 31, 2020 unless otherwise noted among public banks & thrifts with $3 billion to $10 billion in total  assets excluding Puerto Rico; Source: S&P Global Market Intelligence 23

Better than 62% of peer group (1) 70.0% 65.0% 60.0% 55.0% 50.0% 45.0% 40.0% 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Q1 2020 WASH efficiency ratio Average peer efficiency ratio Median peer efficiency ratio (1) Percentile ranking for the three months ended March 31, 2020 unless otherwise noted among public banks & thrifts with $3 billion to $10 billion in total  assets excluding Puerto Rico; Source: S&P Global Market Intelligence 24

CREDIT QUALITY 25

NCO / Average Loans 1.4% 1.2% 1.0% 0.8% 0.6% 0.4% 0.2% 0.0% WASH NCO/Avg Loans Median NCO/Avg Loans Average NCO/Avg Loans Percentile ranking for the year ended December 31st unless otherwise noted among public banks & thrifts with $3 billion to $10 billion in total assets  excluding Puerto Rico; Source: S&P Global Market Intelligence 26

• Consistently low loss experience • Prudent risk profile • Strong credit quality metrics Nonperforming Assets / Total Assets Non‐accrual Loans / Total Loans 3.0% 3.0% 2.7% 2.5% 2.4% 2.1% 2.0% 1.8% 1.5% 1.5% 1.2% 1.0% 0.9% 0.6% 0.5% 0.3% 0.0% 0.0% At December 31st, unless otherwise noted Peers are public banks & thrifts with $3 billion to $10 billion in total assets excluding Puerto Rico; Source: S&P Global Market Intelligence 27

Approximately $6 million of Q1 2020 provision related to COVID‐19 Incr / (Decr) $14,427 $ thousands 28

• Used the Current Expected Credit Loss (CECL) methodology. • Relied on FactSet’s 6/29 baseline forecast, which is roughly comparable to  Moody’s baseline forecast.  This showed unemployment peaking in Q2‐20  at 13.4%, dropping in Q3‐20 to 10.7%; in Q4‐20 to 9.4%; and remaining at  7.4% through 2021. • Qualitative factors were adjusted to address the unprecedented nature of  this economic change and the uncertainty regarding its resolution.  Especially in such circumstances, reliance on quantitative modeling has to  be tempered with management judgment.  • Provision forecasting was based on a scenario of losses peaking later in  2020 and into the first half of 2021. 29

Portfolio Overview as of June 30, 2020 (outstandings) and July 17, 2020 (deferments) • Total portfolio: $1.6 billion; $462.2 million (28%) deferred % of CRE Portfolio by Segment as of 6/30 Multi‐family dwelling (32%) 6% Retail (20%) 42% Office (18%) 26% Hospitality (9%) 81% Healthcare (7%) 54% Industrial and warehouse (6%) 0% Commercial mixed use (3%) 7% Non‐deferred Deferred* Other (5%) 35% * Executed deferments as of 7/17/20 as a percentage of 6/30/20 outstanding balances. 30

Portfolio Overview as of June 30, 2020 (outstandings) and July 17, 2020 (deferments) • Total portfolio: $852 million; $74.4 million (9%) deferred  Paycheck Protect Program (PPP) • 1,748 SBA approved loans totaling $221 million • 21 pending loans totaling $1.48 million % of C&I Portfolio by Segment as of 6/30 Healthcare and social assistance (22%) 8% Manufacturing (11%) 3% Educational services (9%) 10% Owner occupied and other real estate (8%) 7% Retail (8%) 4% Professional, scientific and technical (6%) 0% Accommodation and food services (5%) 27% Finance and insurance (4%) 0% Entertainment and recreation (4%) 37% Transportation and warehousing (4%) 5% Information (3%) 0% Public administration (3%) 0%  Non‐deferred  Deferred* Other (13%) 13% * Executed deferments as of 7/17/20 as a percentage of 6/30/20 outstanding balances. 31

Residential Home Equity Total portfolio ($ millions) $1,508.2 $277.6 FICO score* 749  757 Total delinquencies 0.8% 0.6% CT 9% Other Nonperforming 0.9% 0.6% 1% Net charge‐offs to average loans 0.00% 0.12% LTV(1) 57.4% 62.9% RI MA 23% 67% • Home Equity deferments: 87 loans for $8.6 million • Residential deferments(2): 8.6% of portfolio Residential deferments(1)  by FICO FICO Bands # $ millions >750 99 42.3 >660 ‐ <750 124 60.6  <660 47 23.5  No FICO score 42.4 Total w/ FICO 274 128.9 At or for the six months ended June 30, 2020 * Weighted average; refreshed May 31, 2020 (1) LTV for residential loans is based on current weighted average loan balances.  LTV for home equity is based on original weighted average loan balances. (2) Executed deferments as of 7/17/20 as a percentage of 6/30/20 outstanding balances. 32

CAPITAL MANAGEMENT 33

Total Risk‐based Capital • Suits solid balance sheet, fee‐ 25.0% intensive business model 20.0% • Supports dividend & future growth 15.0% 10.0% 5.0% Tangible Book Value  0.0% Book Value per Share per Share (1) $30.14 $26.04 $29.00 $24.94 $25.90 $21.74 Tangible Equity / Tangible Assets 12.5% 10.0% 7.5% 5.0% 2.5% 0.0% 12/31/2018 12/31/2019 6/30/2020 12/31/2018 12/31/2019 6/30/2020 (1) Non‐GAAP; see “Non‐GAAP Financial Measures” Peers are public banks & thrifts with $3 billion to $10 billion in total assets excluding Puerto Rico; Source: S&P Global Market Intelligence 34

Capital Stress Test Results

Stress testing analysis performed using 3rd party Trepp model against our call report data, modeled on regulator DFAST* scenarios

	Standards for	Internal	Actual	Scenario Minimums	
Capital Ratio	"well-capitalized"	thresholds	Q1/20	Baseline	Sev Adv
Common equity tier 1	6.50%	7.00%	11.08%	10.16%	8.35%
Tier 1 risk-based capital	8.00%	8.50%	11.62%	10.60%	8.91%
Total risk-based capital	10.00%	10.50%	12.42%	11.85%	10.16%
Excess capital - Total cap				$ 90,988	$ 6,343

* Dodd Frank Act Stress Test (DFAST) is a regulatory framework introduced to enhance the resilience of banks and financial institutions to economic shocks.

Baseline: a moderate economic expansion through the 9 quarter projection period.
Adverse: weakening economic activity accompanied by rapid declines in long-term rates and flattening yield curves.
Severely adverse: severe global recession that is accompanied by a global aversion to long-term fixed-income assets. As a result, long-term rates do not fall and yield curves steepen. In turn, these developments lead to a broad-based and deep correction in asset prices—including in the corporate bond and real estate markets.

WASHINGTON TRUST BANCORP, INC.
35

• Important contributor to shareholder value • Q2‐2020 dividend of 51¢ per share $2.00 • Dividend yield 6.09% (1) $1.02 16¢ (1) As of July 24, 2020 36

Tangible Book Value per Share Plus Cumulative Dividend per Share CAGR 12/31/2006 to 3/31/2020 12.6% 8.4% 7.3% WASH Average peer Median peer As of March 31, 2020 Public banks & thrifts with $3 billion to $10 billion in total assets excluding Puerto Rico; Source: S&P Global Market Intelligence 37

WASH Total Return (%) versus SNL U.S. Bank 350 300 250 200 150 100 50 0 ‐50 WASH SNL U.S. Bank Source: S&P Global Market Intelligence as of July 24, 2020 38

FINANCIAL HIGHLIGHTS 39

3.20% 200 3.02% 3.01% 180 3.00% 2.93% 160 $133.6 $134.7 2.77% 140 2.80% $121.9 $113.2 120 2.60% 100 2.46% 80 2.40% $64.10  60 40 2.20% 20 2.00% 0 2016 2017 2018 2019 YTD 6/30/20 Net Interest Income (FTE) YTD 6/30 Net Interest Income (FTE) Net Interest Margin (FTE) $ millions; as of and for the years ended December 31st unless otherwise noted (1) Securities, short‐term investments and Federal Home Loan Bank stock 40

• Balance sheet is asset sensitive • Adjustable rate loans mainly 1M LIBOR and Prime • Adjustable rate loans largely funded with short‐term adjustable liabilities (<= 1 year) Q3 2020 Q4 2020 Q1 2021 Q2 2021 Total Adjustable rate loans $1,967 81 83 75 2,207 Wholesale funding 719 482 256 36 1,494 Retail CDs 182 118 59 86 445 Adjustable rate loans Wholesale funding Retail CDs $ millions 41

Assets Under Administration (AUA) ($ billions) $6.7  • Key contributor to pre‐tax income  $5.9  $6.2  $6.1  • Average client size: $2.3 million • 79% high net worth individuals • Average fee: 56 basis points 2017 2018 2019 6/30/2020 Asset Mix Revenues ($ millions) Fixed  Other Income 10% $39.3  $38.3  $36.8  32% Cash 7% $17.3  Equity 51% 2017 2018 2019 YTD At June 30, 2020 06/30/20 42

$4.3 $3.9 7% $3.7 $3.4 $3.2 20% $3.0 Consumer 10% 18% C&I 38% 37% CRE 35% Residential 35% 2015 2016 2017 2018 2019 6/30/20 • Well‐diversified portfolio • 71% variable loans $ billions; at December 31st unless otherwise noted 43

Mortgage Banking Revenues (1) Mortgage Originations (2) $20.9 $945.5 $852.6 $14.8 $762.6 $717.9 $11.4 37% $10.4 33% 63% 67% 2017 2018 2019 YTD 2017 2018 2019 YTD 6/30/20 6/30/20 Originated for Sale Originated for Portfolio • Expense base is largely variable with volumes • Current pipeline is healthy $ millions; at December 31st unless otherwise noted (1) Net gains on loan sales and commissions on loans originated for others (2) Includes loans originated for portfolio or sale and as broker for other parties 44

As % of Total Loan Amount Range CT MA RI NH Other Total < $250,000 2% 7% 6% 0% 0% 15% > $250,000 up to $484,350 2% 17% 6% 0% 0% 25% > $484,350 (Jumbo) up to 1M 2% 29% 8% 1% 0% 40% > 1 Million 2% 15% 3% 0% 0% 20% Grand Total 9% 67% 23% 1% 0% 100% By State Loan Amount Range CT MA RI NH Other < $250,000 23% 10% 27% 24% 23% > $250,000 up to $484,350 25% 25% 26% 27% 77% > $484,350 (Jumbo) up to 1M 28% 43% 33% 49% 0% > 1 Million 24% 22% 13% 0% 0% Grand Total 100% 100% 100% 100% 100% Portfolio distribution as of June 30, 2020 45

• Primarily in home territory • 99% in RI, CT and MA 46

Residential Mortgages  Residential Mortgages Commercial Loans & Commercial Loans 5% 2% 1% 7% 5% 3% 61% 39% 53% 47% 62% 76% 54% 37% 42% 48% 35% 23% 12/31/2015 6/30/2020 12/31/2015 6/30/2020 12/31/2015 6/30/2020 • Enhanced lending activity into adjacent New England states • Reduced dependence on Rhode Island asset generation • Greater presence in attractive markets 47

• Predominantly in RI, CT and MA • Concentration:  ~329% • 39% in CT • 30% in MA • 26% in RI 48

$4.1 $3.5 $3.5 $3.2 $3.1 31% Time deposits $2.9 31% Money market & savings 30% 36% Demand & NOW 39% 33% 2015 2016 2017 2018 2019 6/30/2020 • 38% of deposits are commercial‐based • 11% market share in RI; rank 3rd $ billions; at December 31st unless otherwise noted (1) Excludes wholesale brokered CDs 49

Total  Total     Deposits in  Market     Rank Institution (ST) Branch Count Market ($B)  Share     1 Citizens (RI) 73 $10.6 34% 2 Bank of America (NC) 29 $7.0 23% 3 Washington Trust (RI) 22 $3.4 11% 4 Santander 29 $2.3 7% 5 Bank Rhode Island (MA) 20 $1.8 6% 6 TD Bank 9 $1.6 5% 7 BankNewport (RI) 17 $1.4 4% 8 Centreville Bank (RI) 7$.93% 9 Webster (CT) 9$.52% 10 HarborOne (MA) 11 $.5 1% Total For Institutions In Market 246 $31.1 • #1 State‐chartered bank in RI  • $157 million average deposits per branch Source: S&P Global Market Intelligence; Market Share is for U.S. Territories only and non‐retail branches are not included. FDIC deposits as of June 30, 2019; most recent data available 50

De Novo Branch Growth



$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
154.4% CAGR
Q2-2011
Q3-2011
$2,011
Q1-2012
Q2-2012
Q3-2012
$2,012
Q1-2013
Q2-2013
Q3-2013
$2,013
Q1-2014
Q2-2014
Q3-2014
$2,014
Q1-2015
Q2-2015
Q3-2015
$2,015
Q1-2016
Q2-2016
Q3-2016
$2,016
Q1-2017
Q2-2017
Q3-2017
2017
Q1-2018
Q2-2018
Q3-2018
2018
Q1-2019
Q2-2019
Q3-2019
2019
Q1-2020
Q2-2020
East Providence
East Side
Plainfield Pike
Coventry
Johnston
North Providence
Rumford

WASHINGTON TRUST BANCORP, INC.

51

Largely Agency MBS • Fair value:  $938.4 million • Amortized cost:  $919.9 million • Yield on securities:  2.44% (yield as of Q2‐20) • Duration of 1.14 years  • Limited extension potential  US Agency Agency MBS 16.7% Corporate Bonds 81.1% 1.0% Trust Preferred ‐ Individual Issuers 1.2% As of June 30, 2020 Excludes FHLB Boston capital stock 52

WHY WASHINGTON TRUST 53

• Unique business model with diverse revenue streams • Strong credit profile throughout all economic cycles • Consistent top quartile returns and robust dividend payout  • Distinguished history with demonstrated track record • Clear vision with proven growth strategy • Committed to enhancing shareholder value 54

SUPPLEMENTAL INFORMATION 55

For the Quarter Ended Jun 30, Mar 31, Dec 31, Sep 30, Jun 30, $s in thousands 2020 2020 2019 2019 2019 Interest and dividend income $ 42,612 $ 47,116 $ 47,383 $ 49,527 $ 50,559 Interest expense 11,667 14,514 15,389 16,549 16,701 Net interest income 30,945 32,602 31,994 32,978 33,858 Provision for loan losses 2,200 7,036 - 400 525 Net interest income after provision for loan losses 28,745 25,566 31,994 32,578 33,333 Noninterest income: Net other than temporary impairment losses on securities - - - - - Other noninterest income 26,320 19,927 16,618 18,342 16,753 Total noninterest income 26,320 19,927 16,618 18,342 16,753 Noninterest expense 28,478 30,453 28,755 26,870 28,151 Income before income taxes 26,587 15,040 19,857 24,050 21,935 Income tax expense 5,547 3,139 4,321 5,236 4,662 Net income $ 21,040 $ 11,901 $ 15,536 $ 18,814 $ 17,273 56

Jun 30, Mar 31, Dec 31, Sep 30, Jun 30, $s in thousands 2020 2020 2019 2019 2019 Assets: Cash and cash equivalents $ 223,340 $ 185,269 $ 138,455 $ 146,104 $ 119,814 Mortgage loans held for sale 43,997 49,751 27,833 44,657 39,996 Total securities 938,446 917,392 899,490 887,020 969,168 FHLB stock 50,017 53,576 50,853 45,030 49,759 Total loans 4,287,641 4,090,396 3,892,999 3,778,106 3,730,339 Less allowance for loan losses 41,441 39,665 27,014 26,997 27,398 Net loans 4,246,200 4,050,731 3,865,985 3,751,109 3,702,941 Investment in bank-owned life insurance 83,056 83,053 82,490 81,920 81,351 Goodwill and identifiable intangible assets 70,668 70,897 71,127 71,357 71,593 Other assets 221,236 210,310 156,426 171,681 155,050 Total assets $ 5,876,960 $ 5,620,979 $ 5,292,659 $ 5,198,878 $ 5,189,672 Liabilities and Shareholders' Equity: Total deposits $ 4,101,436 $ 3,706,314 $ 3,498,882 $ 3,586,153 $ 3,504,622 FHLB advances 1,005,051 1,198,534 1,141,464 956,786 1,060,960 Junior subordinated debentures 22,681 22,681 22,681 22,681 22,681 Other liabilities 227,629 184,853 126,140 135,433 117,204 Total shareholders’ equity 520,163 508,597 503,492 497,825 484,205 Total liabilities and shareholders’ equity $ 5,876,960 $ 5,620,979 $ 5,292,659 $ 5,198,878 $ 5,189,672 57

Jun 30, Dec 31, Dec 31, Dec 31, $s in thousands, except per share amounts 2020 2019 2018 2017 Calculation of tangible book value per share Total shareholders’ equity at end of period $520,163 $503,492 $448,184 $413,284 Less: Goodwill 63,909 63,909 63,909 63,909 Identifiable intangible assets, net 6,759 7,218 8,162 9,140 Total tangible shareholders’ equity at end of period $449,495 $432,365 $376,113 $340,235 Shares outstanding at end of period 17,260 17,363 17,302 17,227 Book value per share – GAAP $30.14 $29.00 $25.90 $23.99 Tangible book value per share – Non-GAAP $26.04 $24.90 $21.74 $19.75 Calculation of tangible equity to tangible assets Total tangible shareholders’ equity at end of period $449,495 $432,365 $376,113 $340,235 Total assets at end of period $5,876,960 $5,292,659 $5,010,766 $4,529,850 Less: Goodwill 63,909 63,909 63,909 63,909 Identifiable intangible assets, net 6,759 7,218 8,162 9,140 Total tangible assets at end of period $5,806,292 $5,221,532 $4,938,695 $4,456,801 Equity to assets - GAAP 8.85% 9.51% 8.94% 9.12% Tangible equity to tangible assets – Non-GAAP 7.74% 8.28% 7.62% 7.63% Washington Trust’s management believes that the supplemental non‐GAAP information, which consists of measurements and ratios based on tangible  equity and tangible assets, is utilized by regulators and market analysts to evaluate a company’s financial condition and therefore, such information is useful  to investors.  These disclosures should not be viewed as a substitute for financial results determined in accordance with GAAP, nor are they necessarily  comparable to non‐GAAP performance measures which may be presented by other companies. 58